Contract #: 800269R


                                SERVICE AGREEMENT
                             FOR RATE SCHEDULE FT-1


     This Service Agreement, made and entered into this 17th day of December, 1998, by and between TEXAS EASTERN TRANSMISSION CORPORATION, a Delaware Corporation (herein called "Pipeline") and THE SOUTHERN CONNECTICUT GAS COMPANY (herein called "Customer", whether one or more),

                              W I T N E S S E T H:

   WHEREAS, Customer and Pipeline are parties to an executed service agreement dated June 1, 1993, under Pipeline's Rate Schedule FT-1 (Pipeline's Contract No. 800269); and

     WHEREAS, Pipeline and Customer desire to enter into this Service Agreement to supersede Pipeline's currently effective Contract No. 800269;

   NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, the parties do covenant and agree as follows:

                                    ARTICLE I
                               SCOPE OF AGREEMENT

   Subject to the terms, conditions and limitations hereof, of Pipeline's Rate Schedule FT-1, and of the General Terms and Conditions, transportation service hereunder will be firm. Subject to the terms, conditions and limitations hereof and of Pipeline's Rate Schedule FT-1, Pipeline agrees to deliver for Customer's account quantities of natural gas up to the following quantity:

                    Maximum Daily Quantity (MDQ) 16,853 dth;

        provided, however, subject to the provision of three (3) years prior written notice, either Pipeline or Customer shall have the option to reduce the MDQ of this Service Agreement by up to 8,427 dth with such reduction to be effective on November 1, 2004 or any November 1 thereafter.

   Pipeline shall receive for Customer's account, at those points on Pipeline's system as specified in Article IV herein or available to Customer pursuant to
Section 14 of the General Terms and Conditions (hereinafter referred to as Point(s) of Receipt) for transportation hereunder daily quantities of gas up to Customer's MDQ, plus Applicable Shrinkage. Pipeline shall transport and deliver for Customer's account, at those points on Pipeline's system as specified in
Article IV herein or available to Customer pursuant to Section 14 of the General Terms and Conditions (hereinafter referred to as Point(s) of Delivery), such daily quantities tendered up to such Customer's MDQ.

   Pipeline shall not be obligated to, but may at its discretion, receive at any Point of Receipt on any day a quantity of gas in excess of the applicable Maximum Daily Receipt Obligation (MDRO), plus Applicable Shrinkage, but shall not receive in the aggregate at all Points of Receipt on any day a quantity of gas in excess of the applicable MDQ, plus Applicable Shrinkage. Pipeline shall not be obligated to, but may at its discretion, deliver at any Point of Delivery on any day a quantity of gas in excess of the applicable Maximum Daily Delivery Obligation (MDDO), but shall not deliver in the aggregate at all Points of Delivery on any day a quantity of gas in excess of the applicable MDQ.

   In addition to the MDQ and subject to the terms, conditions and limitations hereof, Rate Schedule FT-1 and the General Terms and Conditions, Pipeline shall deliver within the Access Area under this and all other service agreements under Rate Schedules CDS, FT-1, and/or SCT, quantities up to Customer's Operational Segment Capacity Entitlements, excluding those Operational Segment Capacity Entitlements scheduled to meet Customer's MDQ, for Customer's account, as requested on any day.

                                   ARTICLE II
                                TERM OF AGREEMENT

   The term of this Service Agreement shall commence on the first day of the first month after Customer fully executes this Service Agreement and shall continue in force and effect until October 31, 2005 and year to year thereafter unless this Service Agreement is terminated as hereinafter provided. This Service Agreement may be terminated by either Pipeline or Customer upon three
(3) years prior written notice to the other specifying a termination date of October 31, 2005 or any October 31 thereafter. Subject to Section 22 of Pipeline's General Terms and Conditions and without prejudice to such rights, this Service Agreement may be terminated at any time by Pipeline in the event Customer fails to pay part or all of the amount of any bill for service hereunder and such failure continues for thirty (30) days after payment is due; provided, Pipeline gives thirty (30) days prior written notice to Customer of such termination and provided further such termination shall not be effective if, prior to the date of termination, Customer either pays such outstanding bill or furnishes a good and sufficient surety bond guaranteeing payment to Pipeline of such outstanding bill.

   THE TERMINATION OF THIS SERVICE AGREEMENT WITH A FIXED CONTRACT TERM OR THE PROVISION OF A TERMINATION NOTICE BY CUSTOMER TRIGGERS PREGRANTED ABANDONMENT UNDER SECTION 7 OF THE NATURAL GAS ACT AS OF THE EFFECTIVE DATE OF THE TERMINATION. PROVISION OF A TERMINATION NOTICE BY PIPELINE ALSO TRIGGERS CUSTOMER'S RIGHT OF FIRST REFUSAL UNDER SECTION 3.13 OF THE GENERAL TERMS AND CONDITIONS ON THE EFFECTIVE DATE OF THE TERMINATION.

   Any portions of this Service Agreement necessary to correct or cash-out imbalances under this Service Agreement as required by the General Terms and Conditions of Pipeline's FERC Gas Tariff, Volume No. 1, shall survive the other parts of this Service Agreement until such time as such balancing has been accomplished.

                                   ARTICLE III
                                  RATE SCHEDULE

   This Service Agreement in all respects shall be and remain subject to the applicable provisions of Rate Schedule FT-1 and of the General Terms and Conditions of Pipeline's FERC Gas Tariff on file with the Federal Energy Regulatory Commission, all of which are by this reference made a part hereof.

   Customer shall pay Pipeline, for all services rendered hereunder and for the availability of such service in the period stated, the applicable prices established under Pipeline's Rate Schedule FT-1 as filed with the Federal Energy Regulatory Commission, and as same may hereafter be legally amended or superseded.

   Customer agrees that Pipeline shall have the unilateral right to file with the appropriate regulatory authority and make changes effective in (a) the rates and charges applicable to service pursuant to Pipeline's Rate Schedule FT-1, (b) Pipeline's Rate Schedule FT-1 pursuant to which service hereunder is rendered or
(c) any provision of the General Terms and Conditions applicable to Rate Schedule FT-1. Notwithstanding the foregoing, Customer does not agree that Pipeline shall have the unilateral right without the consent of Customer subsequent to the execution of this Service Agreement and Pipeline shall not have the right during the effectiveness of this Service Agreement to make any filings pursuant to Section 4 of the Natural Gas Act to change the MDQ specified in Article I, to change the term of the agreement as specified in Article II, to change Point(s) of Receipt specified in Article IV, to change the Point(s) of Delivery specified in Article IV, or to change the firm character of the service hereunder. Pipeline agrees that Customer may protest or contest the aforementioned filings, and Customer does not waive any rights it may have with respect to such filings.

                                   ARTICLE IV
                  POINT(S) OF RECEIPT AND POINT(S) OF DELIVERY

   The Point(s) of Receipt and Point(s) of Delivery at which Pipeline shall receive and deliver gas, respectively, shall be specified in Exhibit(s) A and B of the executed service agreement. Customer's Zone Boundary Entry Quantity and Zone Boundary Exit Quantity for each of Pipeline's zones shall be specified in Exhibit C of the executed service agreement.

   Exhibit(s) A, B and C are hereby incorporated as part of this Service Agreement for all intents and purposes as if fully copied and set forth herein at length.

                                    ARTICLE V
                                     QUALITY

   All natural gas tendered to Pipeline for Customer's account shall conform to the quality specifications set forth in Section 5 of Pipeline's General Terms and Conditions. Customer agrees that in the event Customer tenders for service hereunder and Pipeline agrees to accept natural gas which does not comply with Pipeline's quality specifications, as expressly provided for in Section 5 of Pipeline's General Terms and Conditions, Customer shall pay all costs associated with processing of such gas as necessary to comply with such quality specifications. Customer shall execute or cause its supplier to execute, if such supplier has retained processing rights to the gas delivered to Customer, the appropriate agreements prior to the commencement of service for the transportation and processing of any liquefiable hydrocarbons and any PVR quantities associated with the processing of gas received by Pipeline at the
Point(s) of Receipt under such Customer's service agreement. In addition, subject to the execution of appropriate agreements, Pipeline is willing to transport liquids associated with the gas produced and tendered for transportation hereunder.

                                   ARTICLE VI
                                    ADDRESSES

   Except as herein otherwise provided or as provided in the General Terms and Conditions of Pipeline's FERC Gas Tariff, any notice, request, demand, statement, bill or payment provided for in this Service Agreement, or any notice which any party may desire to give to the other, shall be in writing and shall be considered as duly delivered when mailed by registered, certified, or regular mail to the post office address of the parties hereto, as the case may be, as follows:

   (a) Pipeline:  TEXAS EASTERN TRANSMISSION CORPORATION
                                 5400 Westheimer Court
                                 Houston, TX  77056-5310

   (b) Customer:  THE SOUTHERN CONNECTICUT GAS COMPANY
                                 855 MAIN STREET
                                 P. O. BOX 1540 (06601-1540)
                                 BRIDGEPORT, CT  06604-4918

or such other address as either party shall designate by formal written notice.

                                   ARTICLE VII
                                   ASSIGNMENTS

   Any Company which shall succeed by purchase, merger, or consolidation to the properties, substantially as an entirety, of Customer, or of Pipeline, as the case may be, shall be entitled to the rights and shall be subject to the obligations of its predecessor in title under this Service Agreement; and either Customer or Pipeline may assign or pledge this Service Agreement under the provisions of any mortgage, deed of trust, indenture, bank credit agreement, assignment, receivable sale, or similar instrument which it has executed or may execute hereafter; otherwise, neither Customer nor Pipeline shall assign this Service Agreement or any of its rights hereunder unless it first shall have obtained the consent thereto in writing of the other; provided further, however, that neither Customer nor Pipeline shall be released from its obligations hereunder without the consent of the other. In addition, Customer may assign its rights to capacity pursuant to Section 3.14 of the General Terms and Conditions. To the extent Customer so desires, when it releases capacity pursuant to Section
3.14 of the General Terms and Conditions, Customer may require privity between Customer and the Replacement Customer, as further provided in the applicable Capacity Release Umbrella Agreement.

                                  ARTICLE VIII
                                 INTERPRETATION

   The interpretation and performance of this Service Agreement shall be in accordance with the laws of the State of Texas without recourse to the law governing conflict of laws.

   This Service Agreement and the obligations of the parties are subject to all present and future valid laws with respect to the subject matter, State and Federal, and to all valid present and future orders, rules, and regulations of duly constituted authorities having jurisdiction.

                                   ARTICLE IX
                        CANCELLATION OF PRIOR CONTRACT(S)

   This Service Agreement supersedes and cancels, as of the effective date of this Service Agreement, the contract(s) between the parties hereto as described below:

        service agreement dated June 1, 1993, between Pipeline and Customer under Pipeline's Rate Schedule FT-1 (Pipeline's Contract No. 800269).

   IN WITNESS WHEREOF, the parties hereto have caused this Service Agreement to be signed by their respective Presidents, Vice Presidents or other duly authorized agents and their respective corporate seals to be hereto affixed and attested by their respective Secretaries or Assistant Secretaries, the day and year first above written.


                                        TEXAS EASTERN TRANSMISSION CORPORATION

                                        By /s/ Tom O'Connor               PMT
                                                                          RMF


ATTEST:

/s/ Alan N. Harris


                                         THE SOUTHERN CONNECTICUT GAS COMPANY

                                         By /s/ Sal A. Ardigliano


ATTEST:

/s/ Lori Coyne

                                                               Contract #800269R


                         EXHIBIT A, TRANSPORTATION PATHS
                 FOR BILLING PURPOSES, DATED December 17th, 1998
                TO THE SERVICE AGREEMENT UNDER RATE SCHEDULE FT-1
           BETWEEN TEXAS EASTERN TRANSMISSION CORPORATION ("Pipeline")
 AND THE SOUTHERN CONNECTICUT GAS COMPANY ("Customer"), DATED December 17, 1998:

(1)     Customer's firm Point(s) of Receipt:

                             Maximum Daily
 Point                       Receipt Obligation
  of                        (plus Applicable     Measurement
Receipt                      Description          Shrinkage)    Responsibilities   Owner   Operator

  None


(2)     Customer  shall have  Pipeline's  Master  Receipt  Point List  ("MRPL").
        Customer hereby agrees that Pipeline's MRPL as revised and published by Pipeline from time to time is incorporated herein by reference.

Customer hereby agrees to comply with the Receipt Pressure Obligation as set forth in Section 6 of Pipeline's General Terms and Conditions at such Point(s) of Receipt.

                                                         Transportation
    Transportation Path                                  Path Quantity (Dth/D)

    M1 to M3                                                      16853



SIGNED FOR IDENTIFICATION

PIPELINE:  /s/ Tom O'Connor, V.P.    Alan N. Harris
                                     JMM

CUSTOMER:  /s/ Sal A. Ardiliano


SUPERSEDES EXHIBIT A DATED:  _________

                                                             Contract #:  800269


           EXHIBIT B, POINT(S) OF DELIVERY, DATED December 17, 1998,
                TO THE SERVICE AGREEMENT UNDER RATE SCHEDULE FT-1
        BETWEEN TEXAS EASTERN TRANSMISSION CORPORATION ("Pipeline"), AND
               THE SOUTHERN CONNECTICUT GAS COMPANY ("Customer"),
                            DATED December 17, 1998:

                                                       Maximum Daily  Delivery
    Point of                                           Delivery       Pressure           Measurement
    Delivery               Description                 Obligation     Obligation         Responsibilities  Owner         Operator

                                                           (dth)

1.  70087     ALGONQUIN - LAMBERTVILLE, NJ  HUNTERDON     16,853      AT ANY PRESSURE     TX EAST TRAN     TX EAST TRAN  ALGONQUIN
              CO., NJ                                                 REQUESTED BY
                                                                      ALGONQUIN,
                                                                      PROVIDED HOWEVER,
                                                                      THE MAXIMUM
                                                                      DELIVERY PRESSURE
                                                                      SHALL NOT EXCEED
                                                                      750 POUNDS PER
                                                                      SQUARE INCH GAUGE



SIGNED FOR IDENTIFICATION

PIPELINE:  /s/ Tom O'Connor          Alan N. Harris
                                     JMM

CUSTOMER:  /s/ Sal A. Ardigliano


SUPERSEDES EXHIBIT B DATED:  _________

                                                            Contract #:800269R1


    EXHIBIT C, ZONE BOUNDARY ENTRY QUANTITY AND ZONE BOUNDARY EXIT QUANTITY,
   DATED December 17, 1998, TO THE SERVICE AGREEMENT UNDER RATE SCHEDULE FT-1
         BETWEEN TEXAS EASTERN TRANSMISSION CORPORATION ("PIPELINE") AND
     SOUTHERN CONNECTICUT GAS COMPANY ("CUSTOMER"), DATED December 17, 1998:

                          ZONE BOUNDARY ENTRY QUANTITY
                                      Dth/D

                                       To

FROM      STX      ETX      WLA      ELA     M1-24    M1-30    M1-TXG   M1-TGC   M2-24    M2-30    M2-TXG   M2-TGC     M2       M3
------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
STX                                                                        478
------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
ETX                                            2031               723
------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
WLA                                                               220      478
------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
ELA                                                    13196
------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
M1-24                                                                              2031
------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
M1-30                                                                                      13196
------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
M1-TXG                                                                                                943
------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
M1-TGC                                                                                                         956
------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
M2-24
------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
M2-30
------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
M2-TXG
------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
M2-TGC
------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
M2                                                                                                                             16853
------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
M3
------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------

                                                             Contract #:800269R


                             EXHIBIT C (Continued)
                        SOUTHERN CONNECTICUT GAS COMPANY

                           ZONE BOUNDARY EXIT QUANTITY
                                      Dth/D

                                       To


FROM      STX      ETX      WLA      ELA     M1-24    M1-30    M1-TXG   M1-TGC   M2-24    M2-30    M2-TXG   M2-TGC     M2       M3
------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
STX
------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
ETX
------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
WLA
------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
ELA
------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
M1-24                                                                              2031
------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
M1-30                                                                                      13196
------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
M1-TXG                                                                                                943
------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
M1-TGC                                                                                                         956
------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
M2-24
------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
M2-30
------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
M2-TXG
------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
M2-TGC
------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
M2                                                                                                                             16853
------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
M3
------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------



SIGNED FOR IDENTIFICATION:

PIPELINE:  /s/ Tom O'Connor        Alan N. Harris.
                                   JMM

CUSTOMER:  /s/ Sal A. Ardigliano


SUPERCEDES EXHIBIT C DATED:  _________